SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  BEL FUSE INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

[GRAPHIC OMITTED]



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                       OF


                             B E L F U S E   I N C.


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Bel Fuse Inc. will be held at the Hyatt Regency Jersey City, 2 Exchange Place, Jersey City, New Jersey 07302, on Thursday, May 27, 2004 at 2:00 p.m. for the following purposes:

     1. To elect three directors for three year terms and one director for a one year term.

   2. To consider and act upon other matters which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 14, 2004 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.


                                        By Order of the Board of Directors



                                        COLIN DUNN, Secretary

Jersey City, New Jersey
April 21, 2004

                             ---------------------
     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                            ---------------------
     THIS NOTICE AND THE ACCOMPANYING PROXY STATEMENT ARE FURNISHED TO THE HOLDERS OF THE COMPANY'S CLASS B COMMON STOCK, PAR VALUE $0.10 PER SHARE, FOR INFORMATIONAL PURPOSES. HOLDERS OF CLASS B COMMON STOCK ARE NOT ENTITLED TO VOTE AT THE ANNUAL MEETING IN ACCORDANCE WITH THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED.

                              B E L F U S E  I N C.
                             ----------------------
                                PROXY STATEMENT
                            ---------------------
     The following statement is furnished to the holders of the Class A Common Stock, par value $0.10 per share (the "Class A Common Stock"), of Bel Fuse Inc. ("Bel" or the "Company"), a New Jersey corporation with its principal executive offices at 206 Van Vorst Street, Jersey City, New Jersey 07302, in connection with the solicitation by the Board of Directors of Bel of proxies to be used at Bel's Annual Meeting of Shareholders. The Annual Meeting will be held at the Hyatt Regency Jersey City, 2 Exchange Place, Jersey City, New Jersey 07302, on Thursday, May 27, 2004 at 2:00 p.m. This Proxy Statement is also furnished to the holders of Bel's Class B Common Stock, par value $0.10 per share (the "Class B Common Stock"), for informational purposes. Holders of Class B Common Stock are not entitled to vote at the Annual Meeting in accordance with Bel's Certificate of Incorporation, as amended. This Proxy Statement and, as to holders of the Class A Common Stock, the enclosed form of proxy are first being sent to shareholders on or about April 21, 2004. As used in the remainder of this Proxy Statement, the term "shareholders" shall refer to the holders of Bel's Class A Common Stock.


VOTING; REVOCATION OF PROXIES

     A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice to the secretary of the meeting. A subsequently dated proxy will, if properly presented, revoke a prior proxy. Any shareholder may attend the meeting and vote in person whether or not he has previously given a proxy. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If a proxy is signed but no specification is given, the shares will be voted "FOR" the Board's nominees to the Board of Directors.


PROXY SOLICITATION

     The entire cost of soliciting these proxies will be borne by Bel. In following up the original solicitation of the proxies by mail, Bel may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock held of record by such persons and may reimburse them for their expenses in so doing. If necessary, Bel may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.


VOTE REQUIRED; SHARES ENTITLED TO VOTE; PRINCIPAL SHAREHOLDERS

     The presence in person or by proxy of holders of a majority of the outstanding shares of the Company's Class A Common Stock will constitute a quorum for the transaction of business at the Company's Annual Meeting. Assuming that a quorum is present, the election of directors will require the affirmative vote of a plurality of the shares of Class A Common Stock represented and entitled to vote at the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting. Holders of Class A Common Stock are not entitled to cumulative voting in the election of directors.

     Holders of record of the Class A Common Stock at the close of business on April 14, 2004 (the record date fixed by the Board of Directors) will be entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 2,701,663 shares of Class A Common Stock outstanding and entitled to vote at the meeting. Each such share is entitled to one vote on all matters to come before the meeting.

     The Company's management is not aware of any individual or entity that owned of record or beneficially more than five percent of the Class A Common Stock as of the record date other than Sybil Bernstein, Howard B. Bernstein, FMR Corp. and Third Avenue Management LLC. Sybil Bernstein was the wife of Elliot Bernstein, the Chairman of the Board and a Director of the Company until his death in July 2001. Howard B. Bernstein is a Director of the Company. The business address for Howard B. Bernstein is 206 Van Vorst Street, Jersey City, New Jersey 07302. For information regarding the number of shares owned by Howard B. Bernstein, see "Election of Directors."





NAME AND ADDRESS OF                         AMOUNT AND NATURE        PERCENT OF
BENEFICIAL OWNER                         OF BENEFICIAL OWNERSHIP       CLASS
-------------------------------------   -------------------------   -----------
Sybil Bernstein .....................            251,132(1)             9.3%
206 Van Vorst Street
Jersey City, NJ 07302
FMR Corp. ...........................            484,700(2)           17.941%
82 Devonshire Street
Boston, MA 02109
Third Avenue Management LLC .........            276,650(3)            10.2%
622 Third Avenue
32nd Floor
New York, NY 10017-6715

---------------------
(1) The shares of Class A Common Stock beneficially owned by Ms. Bernstein include: (i) 18,800 shares owned by a not-for-profit foundation of which Ms. Bernstein is President and Trustee and (ii) 218,311 shares owned by two family partnerships of which Ms. Bernstein is the general partner. Ms. Bernstein also owns 724,484 shares of Class B Common Stock, or 8.5% of the outstanding shares. The shares of Class B Common Stock beneficially owned by Ms. Bernstein include: (i) 73,069 shares owned by a not-for-profit foundation of which Ms. Bernstein is President and Trustee, and (ii) 633,690 shares owned by two family partnerships of which Ms. Bernstein is the general partner.

(2) Pursuant to a filing made by FMR Corp. with the Securities and Exchange Commission, Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, MA 02109, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, is the beneficial owner of the shares listed above as the result of acting as investment advisor to various investment companies. Pursuant to such filing, the ownership of one investment company, Fidelity Low Priced Stock Fund, amounted to 381,500 shares or 14.121% of the Class A Common Stock outstanding. Edward
    C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 484,700 shares. The filing states that the sole power to vote these shares resides with the boards of trustees of the various funds.

(3) Pursuant to a filing made by Third Avenue Management LLC with the Securities and Exchange Commission, Third Avenue Management LLC, a registered investment advisor, has sole voting and dispositive power with respect to the 276,650 shares.


2005 ANNUAL MEETING; NOMINATIONS

     Shareholders intending to present proposals at the 2005 Annual Meeting of Shareholders must deliver their written proposals to the Company no later than December 22, 2004 in order for such proposals to be eligible for inclusion in the Company's proxy statement and proxy card relating to next year's meeting and no later than March 7, 2005 in order for such proposals to be considered at next year's meeting (but not included in the proxy statement for such meeting).

                             ELECTION OF DIRECTORS

     The Company's directors are elected on a staggered term basis, with each class of directors being as nearly equal as possible, and standing for re-election once in each three-year period. At the Annual Meeting, the holders of the Class A Common Stock will elect three directors for three year terms and one director for a one year term.

     Unless a shareholder either indicates "withhold authority" on his proxy or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election as directors of the nominees listed below to serve until the expiration of their terms and thereafter until their successors shall have been duly elected and shall have qualified. Discretionary authority is also solicited to vote for the election of a substitute or substitutes for said nominees if either of them, for any reason presently unknown, cannot be a candidate for election.

     The following sets forth information as of March 1, 2004 concerning the nominees for election to the Board of Directors and comparable information with respect to those directors whose terms of office will continue beyond the date of the Annual Meeting. Unless otherwise indicated, positions have been held for more than five years.


                     NOMINEES FOR DIRECTOR FOR TERMS WHICH
                    WILL EXPIRE AT THE 2007 ANNUAL MEETING





            NAME              AGE   DIRECTOR SINCE                   BUSINESS EXPERIENCE
---------------------------- ----- ---------------- -----------------------------------------------------
Daniel Bernstein* ..........  50        1986        President (June 1992 to Present) and Chief Executive
                                                    Officer (May 2001 to Present) of the Company; Vice
                                                    President and Treasurer of the Company (prior years
                                                    to June 1992); Managing Director of the Company's
                                                    Macau subsidiary (1991 to Present).

Peter Gilbert ..............  56        1987        Director (1987 to Present) and Chairman of the
                                                    Board and Chief Executive Officer (1997 to Present)
                                                    of PCA Aerospace, Inc. (a manufacturer of machined
                                                    components for the aerospace industry); Executive
                                                    Vice President (2000 to May 2003) of PCA Industries
                                                    (manufacturer of cast aluminum automobile wheels);
                                                    President and Chairman of the Board (prior years to
                                                    1996) of Gilbert Manufacturing Co. (a manufacturer
                                                    of electrical components).

John S. Johnson ............  74        1996        Independent consultant (April 1993 to Present) for
                                                    various companies, including the Company (during
                                                    1995); Corporate Controller of AVX Corporation
                                                    (manufacturer of electronic components) (1978 to
                                                    March 1993).

                     NOMINEE FOR DIRECTOR FOR A TERM WHICH
                    WILL EXPIRE AT THE 2005 ANNUAL MEETING





        NAME         AGE   DIRECTOR SINCE                    BUSINESS EXPERIENCE
------------------- ----- ---------------- ------------------------------------------------------
Avi Eden ..........  56         --         Independent Consultant for Business Development,
                                           including Mergers and Acquisitions (2004 to Present);
                                           Vice Chairman of the Board of Directors, Executive
                                           Vice President and General Counsel of Vishay
                                           Intertechnology, Inc. (1996 to 2003); Of Counsel to
                                           the law firm of Eckert Seamans Cherin & Mellott,
                                           LLC (prior years).

       CONTINUING DIRECTOR WHOSE TERM EXPIRES AT THE 2005 ANNUAL MEETING




            NAME             AGE   DIRECTOR SINCE                 BUSINESS EXPERIENCE
--------------------------- ----- ---------------- -------------------------------------------------
Robert H. Simandl .........  75        1967        Practicing Attorney; Member of the law firm of
                                                   Simandl & Gerr (January 1992 to January 1995);
                                                   member of the law firm of Robert H. Simandl,
                                                   Counselor of Law (prior years); Secretary of the
                                                   Company (prior years to May 2003).

      CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE 2006 ANNUAL MEETING




             NAME              AGE   DIRECTOR SINCE                  BUSINESS EXPERIENCE
----------------------------- ----- ---------------- ---------------------------------------------------
Howard B. Bernstein* ........  77        1954        Retired.

John F. Tweedy ..............  58        1996        Independent consultant (February 2000 to Present);
                                                     Director of Public Relations of GlobeSpan
                                                     Semiconductor Inc. (supplier of semiconductor
                                                     integrated circuit products) (January 1999 to
                                                     February 2000); Director of Corporate
                                                     Communications of Standard Microsystems Corp.
                                                     (supplier of semiconductor integrated circuit
                                                     products) (July 1995 to January 1999).

----------
*Daniel Bernstein is Howard B. Bernstein's nephew.


EXECUTIVE OFFICERS

     The following sets forth information as of March 1, 2004 concerning the Company's executive officers. Unless otherwise indicated, positions have been held for more than five years.





                                    OFFICER               POSITIONS AND OFFICES WITH THE
          NAME AND AGE               SINCE                 COMPANY/BUSINESS EXPERIENCE
--------------------------------   ---------   ---------------------------------------------------
Daniel Bernstein, 50 ...........     1985      President, Chief Executive Officer and Director
Colin Dunn, 59 .................     1992      Vice President of Finance and Treasurer; Secretary
                                               (May 2003 to present)
Joseph Meccariello, 53 .........     1995      Vice President of Manufacturing
Dennis Ackerman, 41 ............     2001      Vice President of Operations
Dwayne Vasquez, 41 .............     2001      Vice President of Sales

     Daniel Bernstein has served the Company as President since June 1992. He previously served as Vice President (1985-1992) and Treasurer (1986-1992) and has served as a Director since 1986. He has occupied other positions with the Company since 1978. He was appointed Managing Director of the Company's Macau subsidiary during 1991.

     Colin Dunn joined the Company in 1991 as Finance Manager and in 1992 was named Vice President of Finance and Treasurer. He was appointed Secretary of the Company in May 2003. He is currently a director of Bel Fuse Ltd. and Bel Fuse Macau LDA. Prior to joining the Company, Mr. Dunn was Vice President of Finance and Operations at Kentek Information Systems, Inc. from 1985 to 1991 and had previously held a series of senior management positions with Braintech Inc. and Weyerhaeuser Company.

     Joseph Meccariello joined the Company in 1979 as a Manager of Mechanical Engineering and in 1994 became the Deputy Managing Director of the Company's Hong Kong subsidiary, Bel Fuse Ltd. In 1995 he was named Vice President of Manufacturing with responsibility for Far East production operations.

     Dennis Ackerman joined the Company in 1986 and has held the positions of customer service manager, sales manager, purchasing manager and operations manager. In 2001 he was named Vice President of Operations.

     Dwayne Vasquez joined the Company in 2001 as Director of Sales. In October 2001 he was promoted to Vice President of Sales with responsibility for the Company's worldwide sales organization. From 1997 to 2001 he was Director of Sales and Marketing at Ericson Microelectronics, Power Module Division in Richardson, Texas where he was responsible for driving revenue in the DC/DC and board mounted power product markets.


BENEFICIAL OWNERSHIP OF THE COMPANY'S STOCK

     The following table sets forth certain information regarding the ownership of Bel's Class A Common Stock and Class B Common Stock as of March 1, 2004 by
(a) each director and nominee; (b) each of the Company's Chief Executive Officer and the four other most highly compensated executive officers of Bel during 2003 (the "Named Officers") and (c) all directors and executive officers as a group. Unless otherwise stated in the footnotes following the table, the nominees, directors, nominees and Named Officers listed in the table have sole power to vote and dispose of the shares which they beneficially owned as of March 1, 2004.




                                                         AGGREGATE NUMBER OF SHARES BENEFICIALLY OWNED (1)
                                                  ----------------------------------------------------------------
                                                       CLASS A COMMON STOCK              CLASS B COMMON STOCK
                                                  -------------------------------   ------------------------------
                                                                      PERCENT OF                       PERCENT OF
                                                                     OUTSTANDING                       OUTSTANDING
                                                   NO. OF SHARES        SHARES       NO. OF SHARES       SHARES
                                                  ---------------   -------------   ---------------   ------------
Daniel Bernstein (2) ..........................       116,076             4.3           347,410             4.1
Howard B. Bernstein (3) .......................       140,000             5.2           349,000             4.1
Colin Dunn (4) ................................         3,942              *             26,027              *
Avi Eden ......................................            --             --                 --             --
Peter Gilbert (5) .............................           500              *              6,000              *
John S. Johnson (6) ...........................         1,900              *             12,700              *
Joseph Meccariello (7) ........................           328              *             17,997              *
Robert H. Simandl (8) .........................         1,575              *              4,725              *
Dwayne Vasquez (9) ............................            --             --              5,000              *
John F. Tweedy (10) ...........................           250              *              4,750              *
Dennis Ackerman (11) ..........................           850              *             12,797              *
All directors, nominees and executive
 officers as a group (10 persons)(12) .........       241,407             8.9           747,332             8.8

----------
 (1) As of March 1, 2004, there were 2,701,663 and 8,515,192 shares of Class A Common Stock and Class B Common Stock outstanding, respectively.

 (2) The shares of Class A Common Stock beneficially owned by Daniel Bernstein include 11,500 shares held by Mr. Bernstein as trustee for his children and 1,577 shares allocated to Mr. Bernstein in the Company's 401(k) Plan over which he has voting but no investment power. The shares of Class B Common Stock beneficially owned by Daniel Bernstein include 24,000 shares which may be acquired by him on or before May 1, 2004 upon the exercise of stock options, 36,500 shares held by Mr. Bernstein as trustee for his children and 6,913 shares allocated to Mr. Bernstein in the Company's 401(k) Plan over which he has no voting or investment power.

 (3) The shares of Class B Common Stock beneficially owned by Mr. Bernstein include 2,000 shares which may be acquired by him on or before May 1, 2004 upon the exercise of stock options.

 (4) The shares of Class A Common Stock beneficially owned by Colin Dunn include 1,014 shares which may be acquired by him on or before May 1, 2004 upon the exercise of stock options and 1,178 shares allocated to him in the Company's 401(k) Plan over which he has voting but no investment power. The shares of Class B Common Stock beneficially owned by Mr. Dunn include 10,986 shares which may be acquired by him on or before May 1, 2004 upon the exercise of stock options and 5,291 shares allocated to him in the Company's 401(k) Plan over which he has no voting or investment power.

 (5) The shares of Class B Common Stock beneficially owned by Mr. Gilbert include 1,250 shares held of record by Mr. Gilbert's wife and 2,000 shares which may be acquired by him on or before May 1, 2004 upon the exercise of stock options.

 (6) The shares of Class A Common Stock beneficially owned by Mr. Johnson include 150 shares held by Mr. Johnson as custodian for his grandchildren. The shares of Class B Common Stock beneficially owned by Mr. Johnson include 2,000 shares which may be acquired by him on or before May 1, 2004 upon the exercise of stock options and 1,450 shares held by Mr. Johnson as custodian for his grandchildren.

 (7) The shares of Class A Common Stock beneficially owned by Mr. Meccariello include 288 shares allocated to him in the Company's 401(k) Plan over which he has voting but no investment power. The shares of Class B Common Stock beneficially owned by Mr. Meccariello include 8,000 shares which may be acquired by him on or before May 1, 2004 upon the exercise of stock options, 720 shares held of record by Mr. Meccariello's wife, 414 shares allocated to him in the Far East Plan over which he has no voting or investment power and 863 shares allocated to him in the Company's 401(k) Plan over which he has no voting or investment power.

 (8) The shares of Class A Common Stock beneficially owned by Mr. Simandl include 1,200 shares held of record by Mr. Simandl's wife. The shares of Class B Common Stock beneficially owned by Mr. Simandl include 2,000 shares which may be acquired by him on or before May 1, 2004 upon the exercise of stock options and 3,600 shares held of record by Mr. Simandl's wife.

 (9) Includes 5,000 shares of Class B Common Stock which may be acquired by Mr. Vasquez on or before May 1, 2004 upon the exercise of stock options.

(10) Includes 2,000 shares of Class B Common Stock which may be acquired by Mr. Tweedy on or before May 1, 2004 upon the exercise of stock options.

(11) The shares of Class A Common Stock beneficially owned by Mr. Ackerman include 850 shares allocated to him in the Company's 401(k) Plan over which he has voting but no investment power. The shares of Class B Common Stock owned by Mr. Ackerman include 9,000 shares which may be acquired by him on or before May 1, 2004 upon the exercise of stock options, and 3,797 shares allocated to him in the Company's 401(k) Plan over which he has no voting or investment power.

(12) Includes 1,014 shares of Class A Common Stock and 66,986 shares of Class B Common Stock which may be acquired on or before May 1, 2004 upon the exercise of stock options and 3,893 and 17,285 shares of Class A Common Stock and Class B Common Stock, respectively, allocated in the Company's 401(k) Plan and Far East Plan over which such persons have with respect to the Class A Common Stock, voting but no investment power and with respect to the Class B Common Stock, no voting or investment power.

* Shares constitute less than one percent of the shares of Class A Common Stock or Class B Common Stock outstanding.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and greater than 10 percent beneficial owners to file with the Securities and Exchange Commission certain reports regarding such persons' ownership of the Company's securities. Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish Bel with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms or information furnished to Bel, the Company believes that during 2003 all filing requirements applicable to its directors, officers and greater than 10 percent beneficial owners were satisfied on a timely basis, except that Daniel Bernstein (President, Chief Executive Officer and a director of the Company) did not file on a timely basis a report disclosing option exercises of Class A Common Stock and Class B Common Stock that occurred on August 19, 2003 and the sale of the shares acquired on exercise that occurred on August 20, 2003, and Howard Bernstein (a director of the Company) did not file on a timely basis a report disclosing sales of Class B Common Stock that occurred on November 11-13, 2003. These late filings were inadvertent, and the required filings were made promptly after noting the failure to file.


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth, for the fiscal years ended December 31, 2001, 2002 and 2003, the annual and long-term compensation of the Company's Chief Executive Officer and the four other most highly compensated executive officers of Bel during 2003 (the "Named Officers"):

                          SUMMARY COMPENSATION TABLE


                                                                                   LONG-TERM
                                               ANNUAL COMPENSATION            COMPENSATION AWARDS
                                      ------------------------------------- -----------------------
                               FISCAL                           OTHER(1)     SECURITIES UNDERLYING      ALL OTHER
 NAME AND PRINCIPAL POSITION    YEAR     SALARY      BONUS    COMPENSATION      OPTIONS/SARS(#)      COMPENSATION(2)
----------------------------- ------- ----------- ---------- -------------- ----------------------- ----------------
Daniel Bernstein ............  2003    $204,888    $63,028            --                 --              $ 6,496
 President and                 2002     204,881      4,268            --                 --               10,496
 Chief Executive Officer       2001     204,867         --            --                 --               10,496
Colin Dunn ..................  2003     164,256     50,538            --                 --                5,278
 Vice President and            2002     164,225      3,422            --                 --                5,277
 Treasurer                     2001     164,233         --            --                 --                5,277
Joseph Meccariello ..........  2003     157,077     49,094       $57,076                 --               10,995
 Vice President                2002     157,077      3,422        64,266                 --               10,995
                               2001     153,532         --        79,230                 --               10,753
Dwayne Vasquez (3) ..........  2003     150,000     14,423            --                 --                4,850
 Vice President                2002     150,012      3,125            --                 --                4,850
                               2001     137,099         --            --             10,000                4,500
Dennis Ackerman .............  2003     143,848     46,461            --                 --                4,880
 Vice President                2002     116,644      2,430            --                 --                3,849
                               2001     116,644         --            --                 --                3,849

----------
(1) During the periods presented above, no Named Officer received perquisites (i.e., personal benefits) in excess of 10% of such individual's reported salary and bonus, except that Mr. Meccariello received housing allowances of $51,692, $58,882 and $73,846, during 2003, 2002 and 2001, respectively, and a travel allowance of $5,384 during 2003, 2002 and 2001.

(2) Compensation reported under this column for 2003 includes: (i) contributions of $10,995 for Joseph Meccariello to the Company's Far East Retirement Plan and contributions of $6,496, $5,278, $4,850 and $4,880, for Daniel Bernstein, Colin Dunn, Dwayne Vasquez and Dennis Ackerman, respectively, to the Company's 401(k) Plan, to match 2003 pre-tax elective deferral contributions (included under "Salary") made by each Named Officer to such Plans, such contributions currently being made in shares of the Company's Class B Common Stock.

(3) Dwayne Vasquez became an executive officer of the Company in October 2001.


EMPLOYMENT AGREEMENT

     Pursuant to an employment agreement previously entered into by the Company and Mr. Elliot Bernstein, the Company's former Chairman of the Board, who died in July 2001, the Company continued to pay to Mr. Bernstein's estate his salary at the time of his death of $350,000 per year, through December 31, 2003.


STOCK OPTIONS

     The Company maintains a Stock Option Plan (the "Plan") for employees. The options granted under the Plan generally have terms of five years and terminate at or within a specified period of time after the optionee's employment with the Company ends. Options are exercisable in installments determined at the date of grant. No stock options were granted to the Named Officers during the year ended December 31, 2003.


OPTION EXERCISES AND HOLDINGS

     The following table provides data regarding option exercises by the Named Officers during 2003 and the number of shares covered by both exercisable and non-exercisable stock options at December 31, 2003. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of existing options and either $29.90 or $32.63, the closing sale price of the Company's Class A Common Stock or Class B Common Stock, respectively, on December 31, 2003.

              AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES


                                                                       NUMBER OF
                                                                    CLASS A/CLASS B                  VALUE OF
                            SHARES OF       VALUE REALIZED       SECURITIES UNDERLYING             UNEXERCISED
                             CLASS A/       (MARKET PRICE             UNEXERCISED                  IN-THE-MONEY
                          CLASS B STOCK      ON EXERCISE      OPTIONS/SARS AT YEAR END(#)  OPTIONS/SARS AT YEAR END ($)
                           ACQUIRED ON        DATE LESS      ----------------------------- ----------------------------
          NAME             EXERCISE(#)    EXERCISE PRICE)($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------ --------------- ------------------- ------------- --------------- ------------- --------------
Daniel Bernstein .......     25,000/          416,000/              --/           --/             --/            --/
                              25,000           489,500           24,000         8,000         334,320        111,440
Colin Dunn .............        438/            4,998/           1,014/           --/         24,235/            --/
                              25,250           562,364           10,986         4,000         171,711         62,520
Joseph Meccariello .....         --/               --/              --/           --/             --/            --/
                                  --                --           12,000         4,000         187,560         62,520
Dwayne Vasquez .........         --/               --/              --/           --/             --/            --/
                                  --                --            9,000         3,000         140,670         46,890
Dennis Ackerman ........         --/               --/              --/           --/             --/            --/
                                  --                --            5,000         5,000          15,650         15,650

                     EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2003 with respect to shares of Class A and Class B Common Stock that may be issued under the Company's existing equity compensation plans, which consist of the 2002 Equity Compensation Program and the Company's prior stock option plan (which prior plan expired in April 2002), each of which has been approved by the Company's stockholders.





                                                                                                       (C)
                                                                                              NUMBER OF SECURITIES
                                                     (A)                      (B)            REMAINING AVAILABLE FOR
                                           NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                           BE ISSUED UPON EXERCISE     EXERCISE PRICE OF    EQUITY COMPENSATION PLANS
                                           OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
              PLAN CATEGORY                  WARRANTS AND RIGHTS      WARRANTS AND RIGHTS   REFLECTED IN COLUMN (A))
----------------------------------------- ------------------------- ---------------------- --------------------------
Equity Compensation Plans Approved            Class A:   1,014         Class A: $17.00           Class A:    --
 by Security Holders ....................     Class B: 711,586         Class B: $21.62         Class B:  925,000
 Equity Compensation Plans Not
   Approved by Security Holders .........            --                      --                        --
                                          ------------------------- ---------------------- --------------------------
                                              Class A:   1,014         Class A: $17.00           Class A:    --
 TOTAL ..................................     Class B: 711,586         Class B: $21.62          Class B: 925,000


THE BOARD OF DIRECTORS; COMMITTEES OF THE BOARD; DIRECTORS' COMPENSATION

     Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Recently, Nasdaq adopted amendments to its definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. As noted below, the Board has determined that the members of the Audit Committee satisfy all such definitions of independence. The Board has also determined that the following members of the Board satisfy the Nasdaq definition of independence:
Howard Bernstein, Peter Gilbert, John S. Johnson, John F. Tweedy, Robert Simandl and, if elected, Avi Eden.

     The Company's Board of Directors holds a regular meeting immediately before the Annual Meeting of Shareholders and meets regularly throughout the year. During 2003, the Board held six meetings.

     Bel's Board has an Executive Committee, a Compensation Committee and an Audit Committee. The Executive Committee is composed of Daniel Bernstein, Robert H. Simandl and John F. Tweedy; the Compensation Committee is composed of Peter Gilbert and Robert H. Simandl; and the Audit

Committee is composed of Peter Gilbert, John S. Johnson and John F. Tweedy. The function of the Executive Committee is to act in the place of the Board when the Board cannot be convened. The Nominating Committee, formed on May 22, 2003, is composed of Howard Bernstein, Robert H. Simandl and John F. Tweedy.


     The Compensation Committee is charged with the responsibility of administering the Company's Stock Option Plan and also reviews the compensation of Bel's executive officers.


     The Audit Committee reviews significant audit and accounting principles, policies and practices, and meets with the Company's independent auditors. The Board of Directors has determined that John S. Johnson constitutes an "audit committee financial expert", as such term is defined by the SEC. As noted above, Mr. Johnson -- as well as the other members of the Audit Committee -- has been determined to be "independent" within the meaning of SEC and Nasdaq regulations.


     During 2003, the Executive Committee held no meetings, the Audit Committee held six meetings, the Compensation Committee held one meeting and the Nominating Committee held one meeting.


     In 2003, non-employee directors of the Company received an annual retainer of $12,000, plus $1,000 for each Board meeting they attended and $500 for each committee meeting they attended. In 2003, directors who were executive officers of the Company did not receive directors' fees. In 2003, directors of the Company's foreign subsidiaries did not receive a retainer.


     In 2003, each non-employee director of the Company was granted an option to purchase 8,000 shares of Class B Common Stock in consideration of such person's service as a director. For a description of legal services provided to the Company by Robert H. Simandl during 2003, see "Compensation Committee Interlocks and Insider Participation."


NOMINATING COMMITTEE MATTERS


     Nominating Committee Charter. The Board has adopted a Nominating Committee charter to govern its Nominating Committee. A copy of the Nominating Committee's charter is attached hereto as Appendix A.


     Independence of Nominating Committee Members. All members of the Nominating Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace rules.


     Procedures for Considering Nominations Made by Shareholders. The Nominating Committee's charter describes procedures for nominations to be submitted by shareholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

     Qualifications. The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

       o must satisfy any legal requirements applicable to members of the Board;

       o must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

       o must have a reputation for honesty and ethical conduct;

       o must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and


       o must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee's capacity to serve in a fiduciary position.

     Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board will be identified from all available sources, including recommendations made by shareholders. The Nominating Committee's charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include:

       o a review of the information provided to the Nominating Committee by the proponent;

       o a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

       o a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

     Third Party Recommendations. In connection with the 2004 Annual Meeting, the Nominating Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Company's Class A Common Stock or Class B Common Stock for at least one year.

AUDIT COMMITTEE MATTERS

     Audit Committee Charter. The Audit Committee performed its duties during 2003 under a written charter approved by the Board of Directors, which is attached to this proxy statement as Appendix B.

     Independence of Audit Committee Members. The Class A and Class B Common Stock are listed on the Nasdaq National Market and the Company is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules and under the SEC's Rule 10A-3.

     Audit Committee Report. In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2003:

       (1) the Audit Committee reviewed and discussed the audited financial statements with the Company's management;

       (2) the Audit Committee discussed with the Company's independent auditors the matters required to be discussed by SAS 61;

       (3) the Audit Committee received and reviewed the written disclosures and the letter from the Company's independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company's independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence; and

       (4) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2003 Annual Report on Form 10-K.

   By: The Audit Committee of the Board of Directors

       Peter Gilbert
       John S. Johnson
       John F. Tweedy


SHAREHOLDER COMMUNICATION WITH THE BOARD

     The Board of Directors has established a procedure that enables shareholders to communicate in writing with members of the Board. Any such communication should be addressed to the Company's Chief Executive Officer and should be sent to such individual c/o Bel Fuse Inc., 206 Van Vorst Street, Jersey City, New Jersey 07302. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the Chief Executive Officer's receipt of such a communication, the Company's Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

     Board members are encouraged, but not required by any specific Board policy, to attend the Company's annual meeting of shareholders. All of the members of the Board attended the Company's 2003 annual meeting of shareholders.


PERFORMANCE GRAPH

     The following graph compares the cumulative total return on a hypothetical $100 investment made at the close of business on December 31, 1998 in Bel's Common Stock and, since the Company's recapitalization effected July 9, 1998, in Bel's Class A Common Stock and Class B Common Stock with the Nasdaq Stock Index and the Nasdaq Electronic Components Stock Index. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment in either the Class A Common Stock or the Class B Common Stock would increase or decrease in value over time, based on dividends and increases or decreases in market prices. The market prices of the Class A Common Stock and the Class B Common Stock were averaged.


[GRAPHIC OMITTED]



COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of Bel's executive officers generally are made by the Compensation Committee of the Board of Directors (the "Committee"). Pursuant to Securities and Exchange Commission rules designed to enhance disclosure of corporate policies regarding executive compensation, Bel has set forth below a report submitted by the Committee addressing Bel's compensation policies for 2003 as they affected Daniel Bernstein, the Chief Executive Officer, and the other Named Officers.

     The goals of Bel's compensation policies for executive officers are to provide a competitive level of base salary and other benefits to attract, retain and motivate high caliber personnel.

     The Company's compensation program consists primarily of base salary and long-term incentive awards. In making its compensation decisions, the Committee analyzes the Company's performance, the individual's performance in terms of the fulfillment of responsibilities related to the applicable position, and the individual's contribution to the Company.

     Executive officers receive performance and salary reviews each year. Salary increases are based on an evaluation of the extent to which a particular executive officer is determined to have assisted the Company in meeting its business objectives and in contributing to the growth and performance of the Company.

     Daniel Bernstein's salary and Colin Dunn's salary remained virtually unchanged from 2002 to 2003. Bonuses to the Named Officers were increased in 2003, reflecting the improvement in the Company's performance and the contributions made by various individuals, including Daniel Bernstein and Colin Dunn, to such performance.

     The Company's long-term incentive award program includes the grant of stock options. Stock options only produce value to executives if the price of the Company's stock appreciates, thereby directly linking the interests of executives with those of stockholders. All of the Company's outstanding stock options have been granted at exercise prices at least equal to the market price on the grant date. None of the Named Officers was granted a stock option during 2003.

     Pursuant to the Company's domestic 401(k) Plan and Far East Retirement Plan, the Company makes matching contributions of pre-tax elective deferral contributions made by employees, including executive officers. The Company's matching contributions under the 401(k) Plan are currently made in shares of Bel's Class B Common Stock and under the Far East Retirement Plan are currently made partly in shares of Bel's Class B Common Stock (approximately 10% of the Company's contribution) and partly in cash (approximately 90% of the contribution). Bel believes that these plans are an important element in executive long-term compensation and foster the retention and motivation of qualified executives.

     During 1993, the Omnibus Reconciliation Act of 1993 was enacted. This Act includes potential limitations on the deductibility of compensation in excess of $1 million paid to the Company's five highest paid officers beginning in 1994. Based on regulations issued by the Internal Revenue Service and an analysis by the Company to date, the Company believes that any compensation realized in connection with the exercise of stock options granted by the Company will continue to be deductible as performance-based compensation. The Committee and the entire Board of Directors will continue to evaluate the impact of this legislation on Bel's compensation program and intends to submit appropriate proposals to stockholders at future meetings if necessary in order to maintain the deductibility of executive compensation.

                                        Respectfully submitted,



                                        Robert H. Simandl
                                        Peter Gilbert


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Peter Gilbert and Robert H. Simandl served as members of the Compensation Committee of the Company's Board of Directors during 2003.

     Mr. Simandl served as the Company's Secretary through May 2003. Mr. Simandl and his predecessor firms have served as general counsel to the Company for more than five years. Fees received by Mr. Simandl's firm from the Company during 2003 were not material. The Company will retain Mr. Simandl in 2004.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP, independent certified public accountants, has been selected by the Board of Directors to audit and report on Bel's financial statements for the year ending December 31, 2004.

Deloitte & Touche LLP began auditing Bel in 1983. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he so desires. The representative is expected to be available to respond to appropriate questions from shareholders.



AUDIT FEES AND RELATED MATTERS

     In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee's charter, all audit and audit-related work and all non-audit work performed by the Company's independent accountants, Deloitte & Touche LLP ("Deloitte"), is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

     Audit Fees. Audit fees billed or expected to be billed to the Company by Deloitte for the audit of the financial statements included in the Company's Annual Reports on Form 10-K, and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, for the years ended December 31, 2002 and 2003 totaled approximately $251,000 and $396,625, respectively.

     Audit-Related Fees. The Company was billed $-0- and $53,911 by Deloitte for the fiscal years ended December 31, 2002 and 2003, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under the caption "Audit Fees" above.

     Tax Fees. The Company was billed an aggregate of $278,000 and $321,370 by Deloitte for the fiscal years ended December 31, 2002 and 2003, respectively, for tax services, principally advice regarding the preparation of income tax returns.

     All Other Fees. The Company was billed an aggregate of $-0- and $-0- by Deloitte for the fiscal years ended December 31, 2002 and 2003, respectively, for permitted non-audit services.

     Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of the Audit-Related Fees, Tax Fees and All Other Fees are compatible with maintaining the independence of the Company's principal accountant.

     Applicable law and regulations provide an exemption that permits certain services to be provided by the Company's outside auditors even if they are not pre-approved. The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.


OTHER MATTERS

     At the time this Proxy Statement was mailed to shareholders, management was not aware that any matter other than the election of directors would be presented for action at the Annual Meeting. If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

                                        By Order of the Board of Directors


                                        Colin Dunn, Secretary

Dated: April 21, 2004

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE (EXCLUDING EXHIBITS) WITHOUT COST TO SHAREHOLDERS UPON WRITTEN REQUEST MADE TO JERRY KIMMEL, BEL FUSE INC., 206 VAN VORST STREET, NEW JERSEY 07302.

                                                                     APPENDIX A


                                 BEL FUSE INC.

                         NOMINATING COMMITTEE CHARTER


PURPOSES OF THE NOMINATING COMMITTEE
------------------------------------

     The purposes of the Nominating Committee are:

       o to consider proposals made by shareholders and others to nominate specific individuals to the board of directors of Bel Fuse Inc. (the "Company");

       o to identify qualified individuals for membership on such board (the "Board"); and

       o to recommend to the Board the director nominees for election at each annual meeting of shareholders and at each other meeting of shareholders at which directors are to be elected.


MEMBERSHIP OF THE NOMINATING COMMITTEE
--------------------------------------

     The Nominating Committee:

       o shall consist of not less than three members of the Board, the exact number to be established by the board of directors from time to time;

       o shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company, except to the extent that such listing standards permit one member of such committee not to meet such independence standards; and

       o shall consist solely of members who are appointed by, and who may be removed by, the Board.


CRITERIA FOR NOMINATION TO THE BOARD OF DIRECTORS
-------------------------------------------------

     Each individual nominated by the Nominating Committee to serve on the Board of Directors shall, in the Nominating Committee's opinion, satisfy the following criteria (the "Minimum Criteria") together with such other criteria as shall be established by the Nominating Committee:

       o such nominee shall satisfy any legal requirements applicable to members of the Board;

       o such nominee shall have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

       o such nominee shall have a reputation for honesty and ethical conduct;

       o such nominee shall have a working knowledge of the types of responsibilities expected of members of the board of directors of a public corporation; and

       o such nominee shall have experience, either as a member of the board of directors of another public or private corporation or in another capacity, that demonstrates the nominee's capacity to serve in a fiduciary position.


PROCEDURES TO BE FOLLOWED WITH RESPECT TO THE SUBMISSION OF NAMES FOR
---------------------------------------------------------------------
CONSIDERATION BY THE NOMINATING COMMITTEE.
------------------------------------------

     The following procedures (the "Minimum Procedures") shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board. A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above. Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined below) established by the Nominating Committee.

     In the event that a director is to be nominated at a special meeting of shareholders or is to be elected by the Board, the Nominating Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to elections of Board members at annual meetings.

     The Nominating Committee may, but shall not be required to, develop other procedures (the "Additional Procedures") designed to supplement the Minimum Procedures.


PROCESSES TO BE FOLLOWED IN CONSIDERING CANDIDATES
--------------------------------------------------

     Candidates to serve on the Board shall be identified from such sources as shall be available to the Nominating Committee, including without limitation recommendations made by shareholders.

     There shall be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process shall include (i) a review of the information provided to the Nominating Committee by the proponent, (ii) a review of reference letters from at least two sources determined to be reputable by the Nominating Committee and (iii) a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.


DUTIES OF THE NOMINATING COMMITTEE
----------------------------------

     The Nominating Committee shall:

       o determine whether other criteria (the "Additional Criteria"), beyond the Minimum Criteria, should apply in nominating members of the Board, such Additional Criteria to

       o reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

       o take into account a potential candidate's experience, areas of expertise and other factors relative to the overall composition of the board of directors;

       o determine whether the Minimum Procedures should be supplemented with Additional Procedures relating to the information to be submitted to the Nominating Committee regarding prospective candidates;

       o annually review the size, composition and needs of the Board and make recommendations to the Board;

       o recommend to the Board the director nominees for election at the next annual meeting of shareholders;

       o consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of shareholders;

       o consider director candidates submitted by shareholders and other third-parties, in accordance with the Minimum Procedures and any Additional Procedures adopted by the Nominating Committee; and

       o annually review the Nominating Committee charter and recommend to the Board any changes it deems necessary or desirable.


MEETINGS OF THE NOMINATING COMMITTEE
------------------------------------

     The Nominating Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year. At the discretion of the chairperson of the Nominating Committee, but at least once each year for all or a portion of a meeting, the members of the Nominating Committee shall meet in executive session, without any members of management present.


ADDITIONAL AUTHORITY OF THE NOMINATING COMMITTEE
------------------------------------------------

     The Nominating Committee shall have the authority, in its discretion, to retain outside counsel and other advisors.

                                                                     APPENDIX B



                            AUDIT COMMITTEE CHARTER

     The Audit Committee is appointed by the Board of Directors of Bel Fuse Inc. ("Bel" or the "Company") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

       o Assume direct responsibility for the appointment, compensation and oversight of the work of the Company's independent auditors, including resolution of any disagreements that may arise between the Company's management and the Company's independent auditors regarding financial reporting.

       o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

       o Monitor the independence and performance of the Company's independent auditors.

       o Provide an avenue of communication among the independent auditors, management and the Board of Directors.

       o Encourage adherence to, and continued improvement of, the Company's accounting policies, procedures, and practices at all levels; review of potential significant financial risk to the Company; and monitor compliance with legal and regulatory requirements.

       o Monitor the performance of the company's internal audit function.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company's expense, independent legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     Pursuant to this Charter:

     1. THE COMMITTEE

     Audit Committee members shall meet the applicable independence requirements of the National Association of Securities Dealers (the "NASD"), the Securities and Exchange Commission (the "SEC") and the Sarbanes-Oxley Act of 2002 (the "Act"). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent (as defined by applicable rules of the NASD and the SEC) directors, free from any relationship that would interfere with the exercise of his or her independent judgment, and no Audit Committee member may, other than in the capacity of an Audit Committee or board member, accept any consulting, advisory, or other compensatory fee from the Company or its subsidiaries or be an affiliated person of the Company or its subsidiaries. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. It is the intention of the Board to assure that at least one member of the Audit Committee shall satisfy the requirements of a "financial expert" (as defined under the Act and pursuant to regulations of the SEC).

     Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall meet privately in executive session at least annually with management and the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee shall meet quarterly with the independent auditors and management to discuss the annual audited financial statements or quarterly financial statements as applicable.

     2. SCOPE


     The Committee serves at the pleasure of the Board of Directors.


     3. FUNCTIONS OF THE COMMITTEE


     The Committee will satisfy its responsibilities by completing the following functions:


Review Procedures
-----------------


     (a) Review and reassess the adequacy of this Charter at least annually. Submit this Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.


     (b) Require the independent auditors to advise the Audit Committee in advance in the event that the independent auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company's financial statements ("non-audit services").


     (c) Review and pre-approve all audit and non-audit services provided by the Company's auditors and obtain confirmations from time to time from the Company's outside auditing firm that such firm is not providing to the Company
(i) any of the non-auditing services listed in Section 10A(g) of the Securities Exchange Act of 1934, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee.


     (d) Approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i) (1)
(B) of the Securities Exchange Act of 1934. Record in its minutes and report to the Board all approvals of audit services and non-audit services granted by the Audit Committee.


     (e) Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.


     (f) In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.


     (g) Review Bel's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items to be communicated by the independent auditors in accordance with SAS 61.


     (h) Review the independence and performance of the independent auditors and annually appoint the independent auditors or approve any discharge of auditors when circumstances warrant, it being understood that the independent auditors are ultimately accountable to the Audit Committee. The Audit Committee shall require the independent auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the independent auditors and the Company that may affect the objectivity and independence of the independent auditors. Such statement shall confirm that the independent auditors are not aware of any conflict of interest prohibited by Section 10A(i) of the Securities Exchange Act of 1934. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.


     (i) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and for the confidential anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

     (j) On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     (k) Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     (l) Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting and ensure the auditing firm reports to the Audit Committee under the requirements set forth in Section 204 of the Act.

     (m) Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

     (n) Commencing on such date as Section 102(a) of the Act becomes effective, obtain confirmation from the independent auditors at the commencement of each audit that such firm is a "registered public accounting firm" as such term is defined under the Act.

     (o) Require the independent auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the independent auditors and other material written communications between the independent auditors and the Company's management, including management's letters and schedules of unadjusted differences.

     (p) Set clear policies, compliant with governing laws and regulations, for the hiring of employees or former employees of the independent auditor.

     (q) Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

     (r) Review and approve all related party transactions.

     (s) Within the time periods required by the Act and the regulations promulgated thereunder, establish, review and update periodically a Code of Ethics (the "Code") that complies with all applicable laws and regulations and that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.

     (t) Review the Company's major financial and accounting risk exposures and the steps that management has undertaken to control them.

     (u) Review, with the Company's counsel, any legal matter that could have a significant impact on the organization's financial statements.

     (v) Investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.


OTHER AUDIT COMMITTEE RESPONSIBILITIES
--------------------------------------

     (a) Annually, prepare a report to shareholders as required by the Securities and Exchange Commission, such report to be included in the Company's annual proxy statement.

     (b) Annually, perform a self-assessment relative to the Audit Committee's purpose, duties and responsibilities outlined herein.

     (c) Perform any other activities consistent with this Charter, the Company's by-laws, the Company's certificate of incorporation and governing law, as the Committee or the Board deems necessary or appropriate.

     (d) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.





Approved by the Bel Fuse Inc. Board of Directors
April 28, 2003

               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -
--------------------------------------------------------------------------------

                                 BEL FUSE INC.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
               DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                 MAY 27, 2004

     The undersigned hereby appoints Daniel Bernstein, Robert H. Simandl and Colin Dunn, and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the annual meeting of the shareholders of the Company to be held on May 27, 2004, and at any adjournment thereof, upon matters properly coming before the meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:

     1. Election of the Board's nominees for Director. (The Board of Directors recommends a vote "FOR".)

        [ ] FOR the nominees listed below (except as marked to the contrary below)

        [ ] WITHHOLD AUTHORITY to vote for the nominees listed below

        Nominees: Daniel Bernstein
                  Peter Gilbert
                  John S. Johnson
                  Avi Eden

     INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write the nominee's name in the space provided below.


     2. Upon all such other matters as may properly come before the meeting and/or any adjournment or adjournments thereof, as they in their discretion may determine. The Board of Directors is not aware of any such other matters.

               - FOLD AND DETACH HERE AND READ THE REVERSE SIDE -
--------------------------------------------------------------------------------

UNLESS OTHERWISE SPECIFIED IN THE SQUARES OR SPACE PROVIDED IN THIS PROXY, THIS PROXY WILL BE VOTED FOR THE BOARD'S NOMINEES.

                                     Date ----------------------- , 2004


                                     Signed ------------------------------------


                                     -------------------------------------------
                                     Please sign this proxy and return it
                                     promptly whether or not you expect to
                                     attend the meeting. You may nevertheless vote in person if you attend.

                                     Please sign exactly as your name appears hereon. Give full title if an Attorney, Executor, Administrator, Trustee, Guardian, etc.

                                     For an account in the name of two or more persons, each should sign, or if one signs, he should attach evidence of his authority.